Exhibit 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the "Agreement") dated as of December 13, 2013, is made by and between Gold Resource Corporation, a Colorado corporation (the "Corporation"), and ___________, the undersigned member of the Board of Directors or officer of the Corporation ("Indemnitee").

WHEREAS, the Corporation is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers, managers, employees, agents or fiduciaries of corporations unless they are protected by comprehensive liability insurance and indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers, managers, employees and other agents or fiduciaries;

WHEREAS, the Corporation's Articles of Incorporation (as amended from time to time, the "Articles") and the Colorado Business Corporation Act (the "CBCA"), under which the Corporation is organized, empower the Corporation to indemnify its directors, officers, employees, agents and fiduciaries by agreement and to indemnify persons who serve, at the request of the Corporation, as the directors, officers, employees, agents or fiduciaries of other corporations, partnerships, joint ventures, trusts or other enterprises, and expressly provides that the indemnification provided by the Articles and the CBCA are not exclusive;

WHEREAS, such Articles and the CBCA contemplate that contracts, insurance policies and other financial arrangements may be entered into with respect to indemnification of directors, officers, employees or agents;

WHEREAS, uncertainties regarding the applicability, amendment and enforcement of statutory provisions and provisions of the Articles and the Corporation's Amended and Restated Bylaws (as amended from time to time, the "Bylaws"), have raised questions concerning the adequacy and reliability of the protection afforded directors and officers;

WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee pursuant to the terms of this Agreement so that Indemnitee will serve or continue to serve the Corporation free from undue concern that Indemnitee will not be adequately protected; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Corporation on condition that Indemnitee be so indemnified;

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

    Definitions.  As used in this Agreement,

(a) Change in Control.  A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Corporation, a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing ten percent (10%) or more of the combined voting power of the Corporation's then outstanding Voting Securities, increases his or her beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifteen percent (15%) or more of the total voting power represented by the Corporation's then outstanding Voting Securities, (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the members of the Board of Directors, (iii) the death, removal or resignation of two (2) or more Continuing Directors during any 12 month period, or (iv) the stockholders of the Corporation approve (x) a merger or consolidation of the Corporation with any other entity other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (y) a plan of dissolution or complete liquidation of the Corporation or an agreement for the sale, lease, conveyance, disposition or other transfer by the Corporation of (in one transaction or a series of transactions) all or substantially all of the Corporation's assets.

(b) Continuing Directors.  The term "Continuing Directors" shall mean, as of the date of determination, any individual who either (i) was a director at as of the date of this Agreement or (ii) was nominated for election or elected to the Board of Directors with the affirmative vote of at least a majority of the directors then still in office who either were directors at as of the date of this Agreement or whose election or nomination for election was previously so approved, but shall exclude any person whose initial election to the Board of Directors occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer.

(c) Corporate Status.  The term "Corporate Status" describes the status of an individual who is or was a director, officer, manager, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such individual is or was serving at the request of the Corporation.

(d) Corporation.  References to the "Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Corporation (or any of its wholly owned subsidiaries) is or was a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, managers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, manager, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, manager, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued. Corporation shall also include any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Corporation as a director, officer, employee, agent of fiduciary.

(e) Expenses.  The term "Expenses" shall include, without limitation, any judgments, fines and penalties against Indemnitee in connection with a Proceeding; amounts paid by Indemnitee in settlement of a Proceeding; and all attorneys' fees and disbursements, accountants' fees, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, or expenses, reasonably incurred by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in a Proceeding or establishing Indemnitee's right of entitlement to indemnification for any of the foregoing.  Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond or other bond or its equivalent.

(f) Fines.  References to "fines" shall include, without limitation, any fines, penalties and assessments, as well as any excise tax assessed with respect to any employee benefit plan.

(g) Independent Legal Counsel.  The term "Independent Legal Counsel" shall mean an attorney or firm of attorneys that is experienced in the matters of corporation law, selected in accordance with the provisions of Section 9(c) hereof, who shall not have otherwise performed services for the Corporation or any indemnitee of the Corporation within the last three years (other than with respect to matters concerning the right of any indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements) or any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any attorney who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or an Indemnitee in any action to determine the Indemnitee's rights pursuant to this Agreement.

(h) Other Enterprise.  References to "other enterprise" shall include employee benefit plans sponsored by the Corporation or made available by the Corporation to its employees.

(i) Proceeding.  The term "Proceeding" shall include any threatened, pending or completed action, suit, inquiry, proceeding, arbitration or alternative dispute resolution mechanism, investigation (whether designated by the investigative agency as a formal investigation or otherwise), administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative, regulatory or investigative nature, in which Indemnitee was, is or will be involved as a party, as a witness or otherwise, by reason of the fact that Indemnitee is or was a director, officer, manager, employee, agent or fiduciary of the Corporation, by reason of any action taken by Indemnitee or of any inaction on Indemnitee's part while acting as a director, officer, manager, employee, agent or fiduciary or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, manager, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, limited liability company or other enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement; provided that any such action, suit or proceeding which is brought by Indemnitee against the Corporation or directors, officers, managers, employees, agents or fiduciaries of the Corporation shall not be deemed a Proceeding, except (i) with respect to actions or proceedings to establish or enforce a right to indemnity under this Agreement or any other agreement or insurance policy or under the Articles or Bylaws now or hereafter in effect, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding, or (iii) as otherwise required under the CBCA, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

(j) Reviewing Party.  A "Reviewing Party" shall mean the party elected pursuant to Section 9(b) of this Agreement.

(k) Serving at the Request of the Corporation.  References to "serving at the request of the Corporation" shall include any service as a director, officer, manager, employee, controlling person, agent or fiduciary of the Corporation that imposes duties on, or involves services by, such director, officer, manager, employee, controlling person, agent or fiduciary with respect service as a director, officer, manager, employee, control person, agent or fiduciary of the Corporation or of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise.

(l) Substantiating Documentation.  The term "substantiating documentation" shall mean, as applicable (i) copies of bills or invoices for costs incurred by or for Indemnitee, or copies of court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of "Expenses" herein and/or (ii) documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.

(m) Threatened Change in Control.  A "Threatened Change in Control" shall mean the occurrence of one or more of the following events:  (i) the Corporation (or any affiliate of the Corporation) entering into an agreement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including, without limitation, the Corporation) publicly announcing an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or (iii) the Board notifying Indemnitee in writing that a threat of a Change in Control exists.

(n) To the Fullest Extent Authorized or Permitted by Law.  The phrase "to the fullest extent authorized or permitted by law" shall include, but not be limited to: (i) to the fullest extent authorized or permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Articles or Bylaws or by statute; (ii) to the fullest extent authorized or permitted by the provision of the CBCA that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the CBCA or such provision thereof; (iii) to the fullest extent authorized or permitted by any amendments to or replacements of the CBCA or any other applicable law, statute or rule adopted after the date of this Agreement that expands the right of a corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary; and (iv) in the event of any amendments to or replacements of the CBCA or any applicable law, statute or rule that narrows the right of a corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, and to the extent such amendments and/or replacements are not otherwise required by such law, statute or rule to be applied to this Agreement, to the fullest extent permitted pursuant to this Agreement as of the date hereof.

(o) Voting Securities. "Voting Securities" shall mean any securities of the Corporation that vote generally in the election of directors.

2. Indemnity of Indemnitee.

The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by law.  In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a) Proceedings Other Than Proceedings by or in the Right of the Corporation.  Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(a) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding other than a Proceeding by or in the right of the Corporation.  Pursuant to this Section 2(a), Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

(b) Proceedings by or in the Right of the Corporation.  Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(b) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Corporation to procure a judgment in its favor.  Pursuant to this Section 2(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been finally adjudged to be liable to the Corporation unless and to the extent that the courts of the State of Colorado shall determine, upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which the Colorado courts or such other court shall deem proper.

3. Additional Indemnification.

(a) Additional Indemnity.  In addition to, and without regard to any limitations on, the indemnification provided for in Section 2, the Corporation shall and hereby does indemnify and hold harmless Indemnitee to the fullest extent authorized or permitted by law against all Expenses actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Corporation).

(b) Limitations on Additional Indemnity.

(i) Excluded Action or Omissions.  No indemnification pursuant to Section 3(a) hereof shall be paid by the Corporation to indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement, the Articles or Bylaws, or applicable law; provided, however, notwithstanding any limitation set forth in this Section 3(b)(i) regarding the Corporation's obligation to provide indemnification, Indemnitee shall be entitled under Section 8 to receive Expense Advances hereunder with respect to any such Proceeding unless and until a court having jurisdiction over the Proceeding shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

(ii) Claims Under Exchange Act.  No indemnification pursuant to Section 3(a) hereof shall be paid by the Corporation to indemnify Indemnitee for (i) Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute or similar provisions of any Federal, state or local statutory law, or (ii) any reimbursement of the Corporation by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act); provided, however, that notwithstanding any limitation set forth in this Section 3(b)(ii) regarding the Corporation's obligation to provide indemnification, Indemnitee shall be entitled under Section 8 to receive Expense Advances hereunder with respect to any such Proceeding unless and until a court having jurisdiction over the Proceeding shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

(iii) Lack of Good Faith.  No indemnification pursuant to Section 3(a) hereof shall be paid by the Corporation to indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (A) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 10 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (B) by or in the name of the Corporation to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 10 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

(iv) Proceedings Initiated by Indemnitee.  No indemnification pursuant to Section 3(a) hereof shall be paid by the Corporation to indemnify or make Expense Advances to Indemnitee with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (A) with respect to actions or proceedings brought to establish or enforce a right to indemnification or Expense Advances under this Agreement or any other agreement or insurance policy or under the Articles or Bylaws, (B) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding or (C) as otherwise required under Section 7-109-103 of the CBCA, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advance or insurance recovery, as the case may be.

(c) Mandatory Payment of Expenses.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any Proceeding or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

4. Contribution in the Event of Joint Liability.

(a) Other Parties Jointly Liable.  The Corporation hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Corporation who may be jointly liable with Indemnitee.

(b) Corporation Jointly Liable; Full Payment.  Whether or not the indemnification provided in Sections 2 and 3 hereof is available, in respect of any Proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall pay, in the first instance, the entire amount of all Expenses relating to such Proceeding without requiring Indemnitee to contribute to such payment and the Corporation hereby waives and relinquishes any right of contribution it may have against Indemnitee.  The Corporation shall not enter into any settlement of any Proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(c) Corporation Jointly Liable; Shared Payment.  Without diminishing or impairing the obligations of the Corporation set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any Expenses in any threatened, pending or completed Proceeding in which Corporation is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Corporation shall contribute to the amount of Expenses actually incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with him (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such Expenses, judgments, penalties, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered.  The relative fault of the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with him (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

(d) Registration of Securities.  In connection with the registration of the Corporation's securities, the relative benefits received by the Corporation and Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Corporation and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered.  The relative fault of the Corporation and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Equitable Considerations.  The Corporation and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 4(e) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  In connection with any registration of the Corporation's securities, in no event and notwithstanding the other provisions of this Section 4(e) shall an Indemnitee be required to contribute any amount hereunder in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement that is being sold by Indemnitee or (ii) the proceeds received by Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(f) Survival Regardless of Investigation.  The indemnification and contribution provided for herein will remain in full force and effect regardless of any investigation made by or on behalf of Indemnitee or any officer, director, employee, agent or controlling person of Indemnitee.

5. Maintenance of D&O Insurance.

The Corporation hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary of the Corporation and thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary of the Corporation, the Corporation shall promptly maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers, provided that D&O Insurance is available to the Corporation on commercially reasonable terms.  In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if the Indemnitee is a director; or of the Corporation's officers, if the Indemnitee is not a director of the corporation but is an officer; or of the Corporation's key employees, if the Indemnitee is not a director or officer of the Corporation.  If the Corporation decides to allow D&O Insurance coverage to lapse because D&O Insurance is not available to the Corporation on commercially reasonable terms, the Corporation shall so notify Indemnitee as soon as reasonably practicable.  Upon any Change in Control, the Corporation shall obtain continuation and/or "tail" coverage for Indemnitee for a period of no less than six years following the date of such Change in Control.

6. Security; Establishment of a Trust.

(a) Security.  To the extent requested by Indemnitee and (i) approved by the Board or (ii) in the event of a Threatened Change in Control or a Change in Control, the Corporation shall at any time and from time to time provide security to Indemnitee for the Corporation's obligations hereunder through an irrevocable bank line of credit, funded trust, letter of credit or other collateral or financing arrangement (each such security arrangement, the "Security").  The Security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.  The Security shall be in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in or defending any Proceedings, and any and all judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines penalties and amounts paid in settlement) in connection with any and all Proceedings from time to time actually paid or claimed, reasonably anticipated or proposed to be paid.  The amount or amounts of such Security shall be determined by mutual agreement of the Indemnitee and the Corporation or, if the Corporation and the Indemnitee are unable to reach such an agreement, by Independent Legal Counsel selected in accordance with Section 9(c) hereof.

(b) Establishment of a Trust.  To the extent the Corporation provides the Security pursuant to Section 6(a) in the form of a funded trust (the "Trust"), the Corporation may, in its discretion, establish one collective trust  for the benefit of all persons who may have rights similar to those of the Indemnitee and the Trust shall form part of such single collective trust.  The trustee of the Trust (the "Trustee") shall be a bank or trust company or other individual or entity chosen by the Corporation and reasonably acceptable to the Indemnitee.  Nothing in this Section 6(b) shall relieve the Corporation of any of its obligations under this Agreement.  The terms of the Trust shall provide that, except upon the consent of both the Indemnitee and the Corporation, upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within two (2) business days of a request by the Indemnitee and upon the execution and delivery to the Corporation of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Corporation, any and all Expenses to the Indemnitee, (iii) the Trust shall continue to be funded by the Corporation in accordance with the funding obligations set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise and (v) all unexpended funds in such Trust shall revert to the Corporation upon mutual agreement by the Indemnitee and the Corporation or, if the Indemnitee and the Corporation are unable to reach such an agreement, by Independent Legal Counsel selected in accordance with Section 9(c) hereof, that the Indemnitee has been fully indemnified under the terms of this Agreement.  The Trust shall be governed by Colorado law (without regard to its conflicts of laws rules) and the Trustee shall consent to the exclusive jurisdiction of the state or federal district courts situated in the City and County of Denver, Colorado.

7. Choice of Counsel.

The Corporation shall have the right to approve Indemnitee's selection of counsel with respect to any Proceeding (which approval shall not be unreasonably withheld and shall only be withheld where there is a conflict of interest with respect to such counsel and the Corporation under applicable ethical rules or where such counsel is not experienced in matters of the kind presented).  Where it is feasible to do so without impairing the Indemnitee's ability to defend himself or herself in a Proceeding, Indemnitee agrees to cooperate with the Corporation to reduce expenses and maximize the insurance coverage applicable to a particular Proceeding, including without limitation, by agreeing to be jointly represented by legal counsel with other directors, officers, employees, agents or fiduciaries of the Corporation who are also involved with the Proceeding; provided, however, that nothing in this sentence shall be construed to prevent Indemnitee from retaining his or her separate counsel, at the expense of the Corporation, where there would be a conflict of interest, as determined by counsel for Indemnitee, as a result of any such joint representation.

8. Advances of Expenses.

(a) Payment of Expenses.  Expenses (other than judgments, penalties, fines and amounts paid in settlement) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the Proceeding, as soon as practicable but in any event no later than twenty (20) days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's undertaking to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification in accordance with the provisions of this Agreement.

(b) Undertaking.  The obligation of the Corporation to make an advance payment of Expenses to Indemnitee pursuant to Section 8(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that a Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, this Agreement, the Articles or the Bylaws, the Corporation shall be entitled to be reimbursed by Indemnitee (who hereby undertakes and agrees to reimburse the Corporation) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, this Agreement, the Articles or the Bylaws, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Corporation for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).  Indemnitee's obligation to reimburse the Corporation for any Expense Advance shall be unsecured and no interest shall be charged by the Corporation in connection with any such amounts determined to be owed by Indemnitee.

(c) Limitation on Expense Advance.  Notwithstanding any of the foregoing provisions in this Section 8, the Corporation shall not be obligated to make an Expense Advance to Indemnitee in connection with a lawsuit filed directly by the Corporation against Indemnitee if an absolute majority of the members of the Board of Directors reasonably determines in good faith, within ten (10) days of Indemnitee's request for an Expense Advance, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that Indemnitee acted in bad faith after Indemnitee has had an opportunity, with counsel, to present his case to the Board.  If such a determination is made, Indemnitee may have such decision reviewed by another forum, in the manner set forth in Section 10, with all references therein to "indemnification" being deemed to refer to "Expense Advance" and the burden of proof shall be on the Corporation to demonstrate clearly and convincingly that, based on the facts known at the time, Indemnitee acted in bad faith.  The Corporation may not avail itself of this Section 8(c) as to a given lawsuit if, at any time after the occurrence of the activities or omissions that are the primary focus of the lawsuit, the Corporation has undergone a Change in Control.

9. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.  It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the law and public policy of the State of Colorado.  Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

(a) Notice.  Indemnitee shall give the Corporation notice in writing in accordance with Section 19 of this Agreement as soon as practicable of any Proceeding made against Indemnitee for which indemnification will or could be sought under this Agreement.

(b) Reviewing Party/Cooperation by Indemnitee.  Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of the Indemnitee, (i) by a majority of the disinterested directors, even though less than a quorum, (ii) by Independent Legal Counsel or (iii) by the stockholders.  Indemnitee shall cooperate with the Reviewing Party and provide to the Reviewing Party upon reasonable advance request any documentation or information which is reasonably available to Indemnitee and reasonably necessary to such determination.  Nothing in this Agreement shall require Indemnitee to waive any of his rights under the United States Constitution or to provide information which is privileged or otherwise protected from disclosure.  Any Independent Legal Counsel, member of the Board, or stockholder of the Corporation shall act reasonably and in good faith in making a determination under the Agreement of Indemnitee's entitlement to indemnification.  Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the Reviewing Party shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.  If the Reviewing Party shall not have made a determination within thirty (30) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, thereto; provided, however, that the foregoing provisions of this Section 9(b) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders and if within fifteen (15) days after receipt by the Corporation of the request for such determination the Board resolves to submit such determination to the stockholders for their consideration at the next annual meeting thereof and such determination is made thereat.

(c) Independent Legal Counsel.  If the determination of entitlement to indemnification is to be made by Independent Legal Counsel pursuant to Section 9(b) hereof, the Independent Legal Counsel shall be selected as provided in this Section 9(c).  The Independent Legal Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board).  Indemnitee or the Corporation, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Legal Counsel so selected does not meet the requirements of "Independent Legal Counsel" as defined in Section 1(g) and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Legal Counsel.  If a written objection is made and substantiated, the Independent Legal Counsel selected may not serve as Independent Legal Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within thirty (30) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, no Independent Legal Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may seek judicial resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Legal Counsel and/or for the appointment as Independent Legal Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Legal Counsel under Section 9(b) hereof.  The Corporation shall pay any and all reasonable fees and expenses of Independent Legal Counsel incurred by such Independent Legal Counsel in connection with acting pursuant to Section 9(b) hereof, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Legal Counsel was selected or appointed.

(d) Presumption in Favor of Indemnification.  In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party shall presume that Indemnitee is entitled to indemnification under this agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a).  For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.  In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof and the burden of persuasion, by clear and convincing evidence, shall be on the Corporation to establish that Indemnitee is not so entitled.

(e) Presumption of Good Faith.  Indemnitee shall be presumed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Corporation, including financial statements, or on information supplied to Indemnitee by the officers of the Corporation in the course of their duties, or on the advice of legal counsel for the Corporation or on information or records given or reports made to the Corporation by an independent certified public accountant, by a financial advisor or by an appraiser or other expert selected with reasonable care by the Corporation.  In addition, the knowledge and/or actions, or failure to act, of any other director, officer, manager, trustee, partner, managing member, fiduciary, agent or employee of the Corporation shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.  Whether or not the foregoing provisions of this Section 9(e) are satisfied, it shall in any event be presumed (unless there is clear and convincing evidence to the contrary) that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

(f) Presumption for Settlements.  The Corporation acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty.  In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed (unless there is clear and convincing evidence to the contrary) that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

(g) Notice to Insurers.  If, at the time of the receipt by the Corporation of a notice of a Proceeding pursuant to Section 9(a) hereof, the Corporation has liability insurance in effect which may cover such Proceeding, the Corporation shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in each of the Corporation's policies.  The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

10. Remedies.

(a) Adjudication of Entitlement.  In the event that (i) a determination is made pursuant to Section 9 that Indemnitee is not entitled to indemnification under this Agreement, (ii) an Expense Advance is not timely made pursuant to Section 8, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 9(b) within thirty (30) days after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within twenty (20) days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made within twenty (20) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9, Indemnitee shall be entitled to an adjudication of his entitlement to such indemnification.  The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

(b) Determination of Not Entitled. In the event that a determination shall have been made pursuant to Section 9(b) that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, on the merits and Indemnitee shall not be prejudiced in any way by reason of that adverse determination.

(c) Determination of Entitled. If a determination shall have been made pursuant to Section 9(b) that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law.

(d) Expenses Incurred in Action to Enforce or Interpret.  The Corporation shall also indemnify and hold harmless Indemnitee to the fullest extent authorized or permitted by law against all Expenses and, in accordance with Section 8, also advance such Expenses to Indemnitee that are actually and reasonably incurred by Indemnitee in connection with any judicial proceeding brought by Indemnitee (i) to establish or enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement or any other indemnification, advancement or contribution agreement or provision of the Articles or Bylaws, or (ii) to recover under any directors' and officers' liability insurance policies maintained by the Corporation; regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses, contribution or insurance recovery.

(e) Interest.  Interest shall be paid by the Corporation to Indemnitee at the legal rate under Colorado law for amounts which the Corporation indemnifies or is obliged to indemnify for the period commencing with the date on which Indemnitee requests indemnification (or reimbursement or advancement of any Expenses) and ending with the date on which such payment is made to Indemnitee by the Corporation.

11. Indemnification Hereunder Not Exclusive.  The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles, the Bylaws, the CBCA, any D&O Insurance, any agreement, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.  However, Indemnitee shall reimburse the Corporation for amounts paid to Indemnitee pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

12. Continuation of Indemnity.  All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust, limited liability company or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary of the Corporation or serving in any other capacity referred to herein.

13. Partial Indemnification.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of Expenses, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

14. Indemnification for Expenses as a Witness.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

15. Settlement of Claims.  The Corporation shall not be liable to indemnify indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Corporation's prior written consent.  The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's prior written consent.  Neither the Corporation nor Indemnitee will unreasonably withhold or delay their consent to any proposed settlement.  The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

16. Enforcement.  The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director, officer, manager, employee, agent or fiduciary of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director, officer, manager, employee, agent or fiduciary.

17. Governing Law; Venue; Binding Effect; Amendment and Termination.

(a) Governing Law.  This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado.

(b) Venue.  The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the state and federal courts located in the State of Colorado for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the State of Colorado, and each party hereto specifically waives the right to seek transfer of any action or proceeding out of the designated forum pursuant to 28 U.S.C. Sections 1404 and 1406, any state forum non conveniens statute or the common law doctrine of forum non conveniens.

(c) Binding Effect; Successors and Assigns.  This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, Indemnitee's heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.  The Corporation shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken effect.

(d) Amendment.  No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

18. Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby, and (b) to the fullest extent authorized or permitted by law, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.  Each section of this Agreement is a separate and independent portion of this Agreement.  If the indemnification to which Indemnitee is entitled with respect to any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

19. Notice.  Notice to the Corporation shall be directed to Gold Resource Corporation, 2886 Carriage Manor Point, Colorado Springs, Colorado 80906, Attention: General Counsel.  Notice to Indemnitee shall be directed to the address set forth under Indemnitee's signature hereto.  The foregoing addresses may be changed from time to time by the addressee upon notice to the other parties.  Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed.

20. Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

21. No Construction as Employment Agreement.  Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Corporation or any of its subsidiaries.

22. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes any prior written or oral communications, understandings or agreements relating to such subject matter.

23. Subrogation.  In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee.  Indemnitee agrees to execute all documents and to perform all acts that may be reasonably necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

24. No Duplication of Payments.  The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment from or on behalf of the Corporation (under any insurance policy, provision of the Articles or Bylaws or otherwise) of the amounts otherwise payable hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

COMPANY:

GOLD RESOURCE CORPORATION

a Colorado corporation

By:______________________________

Name:____________________________

Title:_____________________________

INDEMNITEE:

Signature: __________________________

Name: _____________________________

Address: ___________________________